MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 1999-2
August 1, 2002 through August 31, 2002

I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Rec.				 	597,789,058.71
B.	Level Pay Pool Bal of the Initial Rec.		446,822,127.07
C.	Last Schd. Pmt Pool Bal of the Initial Rec.	150,966,931.64
D.	Notes
	1 	Class A-1
		a.	Initial Bal		 	326,000,000.00
		b.	Note Interest Rate		6.30%
		c.	Noteholders' Final Schd.
			Pmt Date			06/15/02
	2 	Class A-2
		a.	Initial Bal		 	210,000,000.00
		b.	Note Interest Rate		6.80%
		c	Noteholders' Final Schd.
			Pmt Date			08/15/03
	3 	Class A-3
		a.	Initial Bal		 	142,000,000.00
		b.	Note Interest Rate		7.00%
		c.	Noteholders' Final Schd.
			Pmt Date			05/15/04
	4 	Class B
		a.	Initial Bal		 	62,000,000.00
		b.	Note Interest Rate		7.55%
		c.	Noteholders' Final Schd.
			Pmt Date			04/15/06
E.	Certificates Initial Bal			60,000,000.00
F.	Servicing Fee Rate				1.00%
G.	Wt. Average Coupon (WAC) of the Initial Rec.	7.39%
H.	Wt. Avg. Original Term to Maturity  (WAOM) of
	Initial Rec.					52.68 months
I.	Wt. Avg. Remaining Term to Maturity (WAM) of
	Initial Rec.				 	48.33 months
J.	Number of Initial Rec.				31,328
K.	Reserve Acct
	1 	Initial Reserve Acct Deposit
		Percentage of Initial Pool		0.15%
	2 	Reserve Acct Deposit on the
		Closing Date			 	896,683.59
	3.	Specified Reserve Bal Percentage	0.75%
L.	Yield Supplement Acct Deposit on the
	Closing Date				 	43,536,938.11
M.	Maximum Supplemental Reserve Percentage		2.00%
N.	Pre-Funding
	1.	Initial Pre-Funded Amt			202,210,941.29
	2.	Initial Closing Date			10/28/99
	3.	End of Pre-Funding Period		03/31/00
	4.	Fixed Percentage for Calculating
		Maximum Negative Carry Amt		2.50%
	5.	Initial Wt. Average Rate		6.68%
	6.	Negative Carry Acct Initial Deposit	3,367,054.40

II.  INPUTS FROM PREVIOUS MONTHLY
	SERVICER REPORT
A.	Total Pool Bal				 	251,609,022.02
B.	Level Pmt Pool Bal				132,202,212.06
C.	Last Schd. Pmt Pool Bal				119,406,809.96
D.	Notes
	1 	Class A-1
		a.	Prior Month Note Bal		0.00
		b.	Interest Carryover Shortfall	-
		c.	Principal Carryover Shortfall	-
	2 	Class A-2			 	-
		a.	Prior Month Note Bal		-
		b.	Interest Carryover Shortfall	-
		c.	Principal Carryover Shortfall	-
	3 	Class A-3			 	-
		a.	Prior Month Note Bal		129,609,022.02
		b.	Interest Carryover Shortfall	-
		c.	Principal Carryover Shortfall	-
	4 	Class A-4			 	-
		a.	Prior Month Note Bal		62,000,000.00
		b.	Interest Carryover Shortfall	-
		c.	Principal Carryover Shortfall	-
E.	Certificates Bal				60,000,000.00
F.	Reserve Acct Bal				5,999,703.44
G.	Supplemental Reserve Acct Bal			9,054,864.12
H.	Yield Supplement Acct Bal			5,767,239.58
I.	Payahead Acct Bal				82,111.99
J.	Pre-Funding Acct Bal				-
K. 	Negative Carry Acct Bal				-
L.	Cumulative Losses for All Prior Periods		32,267,459.76
M.	Wt. Average Coupon (WAC)			8.017%
N.	Wt. Average Remaining Term to Maturity  (WAM) 	18.75
O.	Number of Contracts				22,164.00
P.	Total Subsequent Rec. Sold as of Related
	Cutoff Dates
	1 	Level Pay Bal			 	154,119,547.96
	2 	Last Schd. Pmt Bal			48,051,851.91
	3 	Total			 		202,171,399.87

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Pmt Principal
	1.	Schd. Principal Reduction		203,541.41
	2.	PrePmts in Full			 	79,803.28
	3.	Repurchased Rec. Principal 		-
	4.	Repurchased Rec. Interest		-
B.	Total Collections for Precomputed Contracts 	304,835.12
C.	Precomputed Contracts - Principal on
	Last Sched. Pmts
	1.	Collected Principal			68,753.06
	2.	Repurchased Rec. Principal 		-
	3.	Repurchased Rec. Interest		-
	4.	Last Sched. Pmt Princ. Paid in
		Full Prior to Month of Maturity		59,147.35
	5.	Last Sched. Pmt Principal Due on
		Loans Matured This Month		-
D.	Simple Interest Contracts - Level Pmt
	1.	Principal Reduction			9,072,616.78
	2.	Collected Principal			8,746,983.51
	3.	Collected Interest			1,549,885.76
	4.	Repurchased Rec. Principal 		21,892.34
	5.	Repurchased Rec. Interest		239.85
E.	Simple Interest Contracts - Principal on
	Last Schd. Pmts
	1.	Collected Principal			3,220,918.25
	2.	Repurchased Rec. Principal 		-
	3.	Repurchased Rec. Interest		-
	4.	Last Schd. Pmt Princ. Collected
		Prior to Month of Maturity		2,780,059.27
	5.	Last Schd. Pmt Principal Due on
		Loans Matured This Month		679,755.87
F.	Yield Supplement Information
	1.	Yield Supplement Amt 			496,851.73
	2.	Specified Yield Supplement Acct Bal	5,138,245.01
	3.	Deposit to YSA for Subsequent Rec.
		Sold This  Period			-
G.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial
			Advances 		 	145,238.75
		b.	Pmts Due on Subsequent
			Rec. Sold This Period		-
		c.	Current Month Actuarial
			Advances 		 	42,091.32
		d.	Reimbursement of Actuarial
			Advances		 	42,912.95
		e.	Ending Actuarial Advances	144,417.12
	2.	Precomputed Loans - Last Schd.
		Pmt Advances
		a.	Beginning Last Schd. Pmt
			Advances		 	121,938.89
		b.	Current Month Last Schd.
			Pmt Advances		 	-
		c.	Reimbursement of Last
			Schd. Pmt Advances 		75.00
		d.	Ending Last Schd. Pmt
			Advances		 	121,863.89
	3.	Simple Interest Loans - Last Schd.
		Pmt Advances
		a.	Beginning Last Schd. Pmt
			Advances		 	1,129,424.55
		b.	Current Month Last Schd.
			Pmt Advance		 	521,227.67
		c.	Reimbursement of Last Schd.
			Pmt Advances		 	313,034.13
		d.	Ending Last Schd. Pmt
			Advances		 	1,337,618.09
	4.	Net Servicer Advances 			207,296.91
H.	Payahead Acct Activity
	1.	Net Increase/(Decrease) in
		Payahead Acct Bal			1,292.70
	2.	Payahead Bal of Loans Defaulted
		this Period			 	2,249.00
	3.	Deposit to Payahead Acct for
		Subsequent Rec. Sold This  Period	-
	4.	Ending Payahead Bal 			83,404.69
I.	Rule of 78s Pmt				 	-
J.	Wt. Average Coupon of Remaining
	Portfolio (WAC)					8.059%
K.	Wt. Average Remaining Maturity of
	Portfolio (WAM)				 	17.95
L.	Remaining Number of Rec.			21,400
M.	Delinquent Contracts	Contracts 		Amount
	1.	30-59 Days
		Delinquent	1,069 	5.00%	 14,871,138.94 	6.26%
	2.	60-89 Days
		Delinquent	261 	1.22%	 3,641,964.82 	1.53%
	3.	90 Days or more
		Delinquent	189 	0.88%	 2,705,782.38 	1.14%
N.	Net Loss and Defaulted
	Rec. Information
	1.	Vehicles Repossessed
		During Month 	82 		 	596,357.80
	2.	Loans Defaulted During
		the Month			 	85
	3.	Level Pmt Principal Bal of
		Defaulted Rec.			 	566,081.14
	4.	Last Schd. Pmt Principal Bal of
		Defaulted Rec.			 	549,062.70
	5.	Level Pmt Liquidation Proceeds		198,455.47
	6.	Last Schd. Pmt Liquidation Proceeds	54,126.36
	7.	Recoveries of Level Pmt and
		Last Scheduled Pmt on Previously
		Defaulted Receivables		 	374,991.62
O.	Pool Bals
	1.	Total Pool Bal			 	237,597,061.87
	2.	Level Pay Pool Bal			122,258,277.11
	3.	Last Schd. Pmt Pool Bal			115,338,784.76
P.	Principal Bal of Subsequent Rec. Sold This
	Period As of Subsequent Transfer Date
	1.	Level Pay Bal			 	-
	2.	Last Schd. Pmt Bal			-
	3.	Total Principal Bal			-

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Acct Investment Income			7,322.21
B.	Collection Acct Investment Income		16,504.68
C.	Payahead Acct Investment Income			100.74
D.	Yield Supplement Acct Investment Income		7,427.48
E.	Supplemental Reserve Acct Investment Income	12,024.33
F.	Pre-Funding Acct Investment Income		-
G.	Negative Carry Acct Investment Income		-

V. PRE-FUNDING ACTIVITY
A.	Subsequent Rec. Sold This Period
	1.	Principal Bal of Subsequent Rec.
		Sold This  Period			-
	2.	Subsequent Cutoff Date for
		Subsequent Rec. Sold This  Period	n/a
	3.	Subsequent Transfer Date for
		Subsequent Rec. Sold This  Period	n/a
	4.	Deposit to Reserve Acct for
		Subsequent Rec. Sold This  Period	-
	5.	Deposit to Yield Supplement Acct for
		Subsequent Rec. Sold This Period	-
	6.	Deposit to Payahead Acct for
		Subsequent Rec. Sold This  Period	-
	7.	Amt Paid to Seller for
		Subsequent Rec. Sold This Period	-
B.	End of Pre-Funding Period 			03/31/00
C.	Pre-Funded Amt
	1.	Beginning Pre-Funding Amt		-
	2.	Principal Bal of Subsequent Rec.
		Sold This  Period			-
	3.	Remaining Pre-Funded Amt Payable
		to Noteholders This Period Due to
		End of Pre-Funding Period		-
	4.	Remaining Pre-Funded Amt Payable
		to Noteholders This Period Due to
		Bal. Less than $100,000		 	-
	5.	Remaining Pre-Funding Amt		-
D.	Negative Carry Acct
	1.	Calculation of Negative Carry Amt
		for the Current Period
		a.	Accrued Note Interest for
			this Period		 	1,146,135.96
		b.	Pre-Funded Percentage		0.00%
		c.	Net Investment Earnings on
			the Pre-Funded Amt		-
		d.	Negative Carry Amt for
			the Current Period		-
	2.	Maximum Negative Carry Amt
		a.	Wt. Average Rate based
			on Ending Note Bals		7.19%
		b.	Note Percentage based on
			Ending Note Bals		74.75%
		c.	Remaining Pre-Funded Amt	-
		d.	Actual Number of Days From
			Pmt Date to End of
			Pre-Funding Period		-
		e.	Maximum Negative Carry Amt	-
		f.	Required Negative Carry
			Acct Bal		 	-
E. 	Total Subsequent Rec. Sold as of
	Related Cutoff Dates
	1.	Level Pay			 	154,119,547.96
	2.	Last Schd.			 	48,051,851.91
	3.	Total			 		202,171,399.87
F.	Total Initial and Subsequent Rec. Sold as
	of Related Cutoff Dates
	1.	Level Pay			 	600,941,675.03
	2.	Last Schd.			 	199,018,783.55
	3.	Total			 		799,960,458.58
G.	Specified Reserve Bal				5,999,703.44

VI.  COLLECTIONS
A.	Level Pmts Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts 			 	304,835.12
	2.	Collected Principal on Simple
		Interest Contracts 			8,746,983.51
	3.	Collected Interest on Simple
		Interest Contracts 			1,549,885.76
	Total				 		10,601,704.39

B.	Last Schd. Pmt Principal Collections		3,289,671.31
C.	Remaining Pre-Funded Amt Due to Noteholders	0.00
D.	Net Change in Payahead Acct Bal 		(1,292.70)
E.	Net Liquidation Proceeds and
	Recoveries Received 				627,573.45
F.	Principal and Interest on Purchased or
	Repurchased Contracts 				22,132.19
G.	Exclusion of Rule of 78's Pmts 			0.00
H.	Net Servicer Advances/(Reimbursements) 		207,296.91
I.	Yield Supplement Amt 				496,851.73
J.	Net Investment Earning on the
	Pre-Funding Acct				0.00
K.	Negative Carry Amt 				0.00
L.	Available Funds					15,243,937.28

VII.  DISTRIBUTIONS
A.	Principal Distribution Amt
	1 	Principal Pmt (Excl. Repurchases
		and Defaulted Rec.)   			12,874,923.96
	2 	Principal Pmt on Purchased and
		Repurchased Contracts  			21,892.34
	3 	Principal Pmt of Defaulted Rec.  	1,115,143.84
	4 	Total Schd. Principal			14,011,960.14
	5 	Principal Carrryover Shortfall		0.00
	6 	Remaining Pre-Funded Amt Due To
		Noteholders				0.00
	7 	Total Principal Distribution Amt	14,011,960.14
B.	Total Required Pmt
	1 	Total Servicing Fee  			209,674.19
	2 	Accrued Note Interest  Due
		a.	Class A-1			0.00
		b.  	Class A-2			0.00
		c. 	Class A-3 			756,052.63
		d.	Class B 			390,083.33
		e.	Total Accrued Note Interest	1,146,135.96
	3 	Principal Distribution Amt Due
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3			14,011,960.14
		d.	Class B 			0.00
		e.	Total Principal
			Distribution Amt		14,011,960.14
	4 	Total Required Pmt 			15,367,770.29
	5 	Available Funds				15,243,937.28
	6 	Supplemental Reserve Acct TRP
		Draw Amt 				123,833.01
	7 	Reserve Acct TRP Draw Amt		0.00
	8 	Total Available Funds			0.00
C.	Current Period Pmts
	1 	Servicing Fee paid			209,674.19
	2 	Interest Paid
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			756,052.63
		d.	Class B				390,083.33
		e.	Total Interest Paid		1,146,135.96
	3 	Remaining Available Funds		14,011,960.14
	4 	Principal Pmts
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			14,011,960.14
		d.	Class B				0.00
		e.	Total Principal Pmts		14,011,960.14
D.	Current Period Shortfalls
	1 	Interest Carryover Shortfall
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			0.00
		d.	Class B				0.00
		e.	Total Interest Carryover
			Shortfall			0.00
	2 	Principal Carryover Shortfall
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			0.00
		d.	Class B				0.00
		e.	Total Principal Carryover
			Shortfall			0.00
E.	Reserve Acct
	1 	Beginning Reserve Acct Bal		5,999,703.44
	2 	Plus:  Deposit to Reserve Acct for
		Subsequent Rec. Sold This  Period	0.00
	3 	Plus: Reserve Acct Investment Income	7,322.21
	4 	Less: Reserve Acct Advance Draw Amt	0.00
	5 	Less: Reserve Acct TRP Draw Amt		0.00
	6 	Reserve Acct Bal before Deposit
		to Reserve Acct				6,007,025.65
	7 	Specified Reserve Acct Bal		5,999,703.44
	8 	Amt Necessary to Reinstate Reserve
		Acct to Specified Reserve Bal 		0.00
	9 	Funds Available for Deposit to
		Reserve Acct				0.00
	10 	Amt Deposited to Reserve Acct		0.00
	11 	Reserve Acct Investment Income
		Released to Seller			7,322.21
	12.	Ending Reserve Acct Bal			5,999,703.44
F.	Supplemental Reserve Acct
	1 	Beginning Supplemental
		Reserve Acct Bal			9,054,864.12
	2 	Plus: Supplemental Reserve Acct
		Investment Income			12,024.33
	3 	Less: Supplemental Reserve Acct
		Advance Draw Amt			0.00
	4 	Less: Supplemental Reserve Acct
		TRP Draw Amt				123,833.01
	5 	Supplemental Reserve Acct Bal before
		Deposit to Supplemental Reserve Acct	8,943,055.44
	6 	Maximum Supplemental Reserve Acct Bal	15,999,209.17
	7 	Amt Necessary to Reinstate Supplemental
		Reserve Acct to Maximum Balance		7,056,153.73
	8 	Funds Available for Deposit to
		Supplemental Reserve Acct		0.00
	9 	Amt Deposited to Supplemental
		Reserve Acct				0.00
	10 	Supplemental Reserve Acct
		Investment Income Released
		to Seller				0.00
	11 	Ending Supplemental Reserve Acct Bal	8,943,055.44
G.	Excess Funds Deposited to Certificate
	Distribution Acct				0.00
H	Total Distributions				15,367,770.29

VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning	End
A.	Bals and Principal Factors	of Period	of Period
	1.	Total Pool Bal		251,609,022.02 	237,597,061.87
	2.	Total Pool Factor	0.3145268 	0.2970110
	3.	Level Pmt Pool Bal	132,202,212.06 	122,258,277.11
	4.	Level Pmt Pool Factor	0.2199918 	0.2034445
	5.	Note Bal
		a.	Class A-1	0.00 		0.00
		b.	Class A-2	0.00 		0.00
		c. 	Class A-3	129,609,022.02 	115,597,061.88
		d.	Class B 	62,000,000.00 	62,000,000.00
		e.	Total		191,609,022.02 	177,597,061.88
	6.	Pool Factor
		a.	Class A-1	0.0000000 	0.0000000
		b.	Class A-2	0.0000000 	0.0000000
		c. 	Class A-3	0.9127396 	0.8140638
		d.	Class B 	1.0000000 	1.0000000
	7.	Certificate Bal		60,000,000.00 	60,000,000.00
	8.	Certificate Pool
		Factor			1.0000000 	1.0000000
	9.	Last Schd. Pmt
		Pool Bal		119,406,809.96 	115,338,784.76
B.	Portfolio Information
	1.	Wt. Average Coupon of
		Portfolio (WAC)		8.017%		8.059%
	2.	Wt. Average Remaining
		Term to Maturity
		 of  Portfolio (WAM)
		in months		18.75 		17.95
	3.	Remaining Number
		of Rec.			22,164 		21,400


IX.  NET LOSS AND DELINQUENCY ACTIVITY

A.	Realized Losses for Collection Period		860,313
B.	Realized Losses for Collection Period
	Less Recoveries					485,321
C.	Cumulative Losses for all Periods  		32,752,781
D	Delinquent and Repossessed Contracts
				Contracts	Amount
	1.	30-59 Days
		Delinquent	1,069 	5.00%	14,871,138.94 	6.26%
	2.	60-89 Days
		Delinquent	261 	1.22%	3,641,964.82 	1.53%
	3.	90 Days or more
		Delinquent	189 	0.88%	2,705,782.38 	1.14%
	4.	Vehicles Repossessed
		During Collection
		Period   [IIIN.(1.)]	82 	0.37%	596,358

X.  AVERAGE LOSS AND DELINQUENCY RATIOS

A.	Annualized Ratio of Realized Losses
	to Pool Bal for Each Collection Period
	1.	Second Preceding Collection Period	6.05%
	2.	Preceding Collection Period		5.66%
	3.	Current Collection Period 		4.10%
	4.	Three Month Average 			5.27%

B.	Annualized Net Loss				2.31%

C.	Ratio of Bal of Contracts Delinquent 60
	Days or More to the Pool Bal as of the
	End of the Collection Period.
	1.	Second Preceding Collection
		Period					2.18%
	2.	Preceding Collection Period		2.13%
	3.	Current Collection Period 		2.52%
	4.	Three Month Average 			2.28%

XI.  RECONCILIATION OF COLLECTION Acct
A.	Transfers Into Collection Acct
	1.	Transfer of Daily Collections
		(input from bank records)		14,518,949.15
	2.	Yield Supplement Amt from MMCA		496,851.73
	3.	Net Servicer Advances (if positive) 	207,296.91
	4.	Supplemental Reserve Acct Draw for
		Total Required Pmt			123,833.01
	5.	Reserve Acct Draw for Total
		Required Pmt 				0.00
	6.	Deposit from Payahead Acct  		0.00
	7.	Collection Acct Investment Income  	16,504.68
	8.	Transfer of Negative Carry Amt
		from Negative Carry Acct		0.00
	9.	Transfer of Net Earnings on
		Pre-Funding Acct			0.00
	10.	Total Transfers Into Collection Acct	15,363,435.48
B.	Transfers from Collection Acct
	1.	To Servicer
		a.	Total Servicing Fee		209,674.19
		b.	Rule of 78's Pmt		0.00
		c.	Net Reimbursement of
			Servicer Advance
			or Pmts Due Prior to
			Cutoff Date			0.00
		d.	Less:  Total Principal
			and Interest on Repurchases
			(Netted from Amts
			Due Servicer) 			(22,132.19)
		e.	Total To Servicer (Net of
			Total Repurchases)		187,542.00

	2.	Total Required Pmt Distributed
		(Net of Servicing)			15,158,096.10
	3.	Deposit to Payahead Acct 		1,292.70
	4.	Deposit to Reserve Acct 		0.00
	5.	Deposit to Supplemental Reserve Acct 	0.00
	6.	Deposit To Certificate
		Distribution Acct
		a.	Excess Funds			0.00
		b.	Collection Acct Investment
			Income				16,504.68
		c.	Total to Certificate
			Distribution Acct		16,504.68
	7.	Total Transfers from Collection Acct	15,363,435.48

XII.  RECONCILIATION OF RESERVE Acct
A.	Beginning Bal of Reserve Acct 			5,999,703.44
B.	Transfers Into Reserve Acct
	1.	Reserve Acct Deposit from
		Available Funds 			0.00
	2.	Reserve Acct Investment Income   	7,322.21
	3.	Transfer from Pre-Funding Acct for
		Subsequent Rec.				0.00
	4.	Total Transfers Into Reserve Acct	7,322.21
C.	Total Transfers In and Beginning Bal		6,007,025.65
D.	Distributions From Reserve Acct
	1.	Transfer to Servicer for Reserve
		Acct Advance Draw Amt			0.00
	2.	Transfer to Collection Acct for
		Reserve Acct TRP Draw Amt  		0.00
	3.	Reserve Acct Investment Income
		to Seller				7,322.21
	4.	Total Transfers From Reserve Acct	7,322.21
E.	Ending Bal   [VIIIJ.]				5,999,703.44
F.	Total Distributions and Ending Bal		6,007,025.65

XIII.  RECONCILIATION OF SUPPLEMENTAL RESERVE Acct
A.	Beginning Bal of Supplemental Reserve Acct	9,054,864.12
B.	Transfers Into Supplemental Reserve Acct
	1.	Supplemental Reserve Acct Deposit
		from Available Funds 			0.00
	2.	Supplemental Reserve Acct
		Investment Income  			12,024.33
	3.	Total Transfers Into Supplemental
		Reserve Acct				12,024.33
C.	Total Transfers In and Beginning Bal		9,066,888.45
D.	Distributions From Supplemental Reserve Acct
	1.	Transfer to Servicer for Supplemental
		    Reserve Acct Advance Draw Amt	0.00
	2.	Transfer to Collection Acct for
		Supplemental Reserve Acct TRP
		Draw Amt  				123,833.01
	3.	Supplemental Reserve Acct Investment
		Income to Seller 			0.00
	4.	Total Transfers From Supplemental
		Reserve Acct				123,833.01
E.	Ending Bal  					8,943,055.44
F.	Total Distributions and Ending Bal		9,066,888.45

XIV.  RECONCILIATION OF PAYAHEAD Acct
A.	Beginning Bal of Payahead Acct			82,111.99
B.	Transfers Into Payahead Acct
	1.	Net Payahead Transfer from
		Collection Acct 			1,292.70
	2.	Payahead Acct Investment Income    	100.74
	3.	Transfer from Pre-Funding Acct for
		Subsequent Rec.				0.00
	4.	Total Transfers Into Payahead Acct  	1,393.44
C.	Total Transfers In and Beginning Bal		83,505.43
D.	Distributions From Payahead Acct
	1.	Net Payahead Transfer to
		Collection Acct  			0.00
	2.	Transfer Investment Income
		to Servicer    [IVC.]			100.74
	3.	Total Transfers From Payahead Acct	100.74
E.	Payahead Acct Ending Bal    			83,404.69
F.	Total Distributions and Ending Bal		83,505.43

XV.  RECONCILIATION OF YIELD SUPPLEMENT Acct
A.	Beginning Bal of Yield Supplement Acct 		5,767,239.58
B.	Transfers IntoYield Supplement Acct
	1.	Yield Supplement Acct
		Investment Income   			7,427.48
	2.	Transfer from Pre-Funding Acct
		for Subsequent Rec.			0.00
	3.	Total Transfers Into Yield
		Supplement Acct				7,427.48
C.	Total Transfers and Beginning Bal  		5,774,667.06
D.	Distributions From Yield Supplement Acct
	1.	Yield Supplement Amt to Collection
		Acct 					0.00
	2.	Transfer Investment Income to
		Seller					7,427.48
	3.	Transfer Reduction in Specified
		YSA Bal to Seller 			628,994.57
	4.	Total Transfers From Yield
		Supplement Acct				636,422.05
E.	Specified Yield Supplement Acct Ending Bal 	5,138,245.01
F.	Total Distributions and Ending Bal		5,774,667.06

XVI.  RECONCILIATION OF NOTE Pmt Acct
A.	Transfers Into Note Pmt Acct
	1.	Total Required Pmt Distributed
		(less Total Servicing Fee) from
		Collection Acct				15,158,096.10
	2.	Total Transfers Into Note Pmt Acct	15,158,096.10
B.	Distributions from Note Pmt Acct
	1.	Pmts to Noteholders
		a.	Class A-1			0.00
		b.	Class A-2			0.00
		c.	Class A-3			14,768,012.77
		d.	Class B				390,083.33
		e.	Total Pmts to Noteholders	15,158,096.10
	2.	Ending Bal of Note Pmt Acct		0.00
C.	Total Distributions and Ending Bal		15,158,096.10

XVII.  RECONCILIATION OF CERTIFICATE
	DISTRIBUTION Acct
A.	Transfers Into Certificate Distribution
	Acct
	1.	Excess Funds Deposited from
		Collection Acct				0.00
	2.	Collection Acct Investment Income	16,504.68
	3.	Total Transfers into Certificate
		Distribution Acct			16,504.68
B.	Distributions from Certificate
	Distribution Acct
	1.	Pmts to Certificateholders		16,504.68
	2.	Ending Bal				0.00
E.	Total Distributions and Ending Bal		16,504.68

XVIII.  RECONCILIATION OF PRE-FUNDING Acct
A.	Beginning Bal of Pre-Funding Acct		0.00
B.	Pre-Funding Acct Investment Income		0.00
C.	Total Transfers In and Beginning Bal		0.00
D.	Distributions from Pre-Funding Acct
	1.	Transfer Investment Income to
		Collection Acct				0.00
	2.	Transfer to Reserve Acct for Sale
		of Subsequent Rec.			0.00
	3.	Transfer to Yield Supplement Acct
		for Sale of Subsequent Rec.		0.00
	4.	Transfer to Payahead Acct for
		Subsequent Rec. Sold This  Period	0.00
	5.	Transfer to Seller for Sale of
		Subsequent Rec.				0.00
	6.	Transfer to Collection Acct of
		Remaining Bal Due Noteholders		0.00
	7.	Total Transfers From Pre-Funding Acct	0.00
E.	Pre-Funding Acct Ending Bal			0.00
F.	Total Distributions and Ending Bal		0.00

XIX.  RECONCILIATION OF NEGATIVE CARRY Acct
A.	Beginning Bal of Negative Carry Acct		0.00
B.	Negative Carry Acct Investment Income		0.00
C.	Total Transfers In and Beginning Bal		0.00
D.	Distributions from Negative Carry Acct
	1.	Transfer of Negative Carry Amt to
		Collection Acct				0.00
	2.	Release Investment Income from
		Negative Carry Acct to Seller  		0.00
	3.	Release Excess Funds from Negative
		Carry Acct to Seller  			0.00
	4.	Total Transfers From Negative
		Carry Acct				0.00
E.	Negative Carry Acct Ending Bal			0.00
F.	Total Distributions and Ending Bal		0.00

XX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Acct
	1.	To Note Pmt Acct  			15,158,096.10
	2.	To Servicer (MMCA)   			187,542.00
	3.	To Payahead Acct  			1,292.70
	4.	To Reserve Acct  			0.00
	5 	To Supplemental Reserve Acct		0.00
	6.	To Certificate Distribution Acct  	16,504.68
	7.	Total Distributions From
		Collection Acct    			15,363,435.48

B.	Distributions From Reserve Acct
	1.	To Collection Acct    			0.00
	2.	To Seller  				7,322.21
	3.	To Servicer (MMCA)			0.00
	4.	Total Distributions From
		Reserve Acct   				0.00

C.	Distributions From Supplemental Reserve Acct
	1.	To Collection Acct   			0.00
	2.	To Seller 				0.00
	3.	To Servicer (MMCA)			0.00
	4.	Total Distributions From
		Supplemental Reserve Acct   		0.00

D.	Distributions From Payahead Acct
	1.	To Collection Acct  			0.00
	2.	Investment Income to Servicer
		(MMCA)    [IVC.]			100.74
	3.	Total Distributions From Payahead
		Acct    				100.74

E.	Distributions From Yield Supplement Acct
	1.	To Collection Acct			0.00
	2.	Investment Income to Seller  		7,427.48
	3.	Reduction in Specified Yield Suppl.
		Acct Bal to Seller  			628,994.57
	4.	Total Distributions From Yield
		Supplement Acct 			636,422.05

F.	Distributions From Pre-Funding Acct
	1.	To Reserve Acct				0.00
	2.	To Yield Suplement Acct			0.00
	3.	To Collection Acct			0.00
	4.	To Payahead Acct			0.00
	5.	To Seller for Sale of Subsequent Rec.	0.00
	6.	Total Distributions from Negative
		Carry Acct				0.00

G.	Distributions From Negative Carry Acct
	1.	To Collection Acct			0.00
	2.	To Seller  				0.00
	3.	Total Distributions from Negative
		Carry Acct				0.00

			Total				16,007,280.48
H.	Total Distributions From All Accts to:
	1.	Note Pmt Acct  				15,158,096.10
	2.	Servicer (MMCA) [XIB.(1)E.]		187,642.74
	3.	Seller 					643,744.26
	4.	Collection Acct  			0.00
	5.	Certificate Distribution Acct  		16,504.68
	6.	Reserve Acct  				0.00
	7.	Supplemental Reserve Acct		0.00
	8.	Payahead Acct  				1,292.70
	9.	Yield Supplement Acct			0.00
	10.	Total Distributions From All Accts	16,007,280.48